                                                              EXHIBIT 23 (e)(ii)

                                AMENDED EXHIBIT A

      THIS EXHIBIT A, amended and restated as of January 30, 2006, is Exhibit A to that certain Distribution Agreement dated as of January 1, 2004 between Professional Funds Distributor, LLC and WT Mutual Fund.

Wilmington Short/Intermediate-Term Bond Fund                    Institutional
                                                                Investor

Wilmington Broad Market Bond Fund                               Institutional
                                                                Investor

Wilmington Municipal Bond Fund                                  Institutional
                                                                Investor

Wilmington Short-Term Bond Fund                                 Institutional
                                                                Investor

Wilmington Large-Cap Core Fund                                  Institutional
                                                                Investor

Wilmington Large-Cap Value Fund                                 Institutional
                                                                Investor

Wilmington Small-Cap Core Fund                                  Institutional
                                                                Investor

Wilmington Multi-Manager Real Estate Securities Fund            Institutional
                                                                Investor

Wilmington Multi-Manager International Fund                     Institutional
                                                                Investor

Wilmington Multi-Manager Large-Cap Fund                         Institutional
                                                                Investor
                                                                Service

Wilmington Multi-Manager Mid-Cap Fund                           Institutional
                                                                Investor
                                                                Service

Wilmington Multi-Manager Small-Cap Fund                         Institutional
                                                                Investor
                                                                Service

Wilmington Large-Cap Growth Fund                                Institutional
                                                                Investor

Roxbury Mid-Cap Fund                                            Institutional
                                                                Investor

Roxbury Small-Cap Growth Fund                                   Institutional
                                                                Investor

Roxbury Micro-Cap Fund                                          Institutional
                                                                Investor

Wilmington Prime Money Market Fund                              Investor
                                                                Service

Wilmington U.S. Government Money Market Fund                    Investor

                                                                Service

Wilmington Tax - Exempt Money Market Fund                       Investor
                                                                Service

Wilmington Aggressive Asset Allocation Fund                     Institutional
                                                                Investor

Wilmington Moderate Asset Allocation Fund                       Institutional
                                                                Investor

Wilmington Conservative Asset Allocation Fund                   Institutional
                                                                Investor

Wilmington Small-Cap Growth Fund                                Institutional
                                                                Investor

Wilmington Mid-Cap Core Fund                                    Institutional
                                                                Investor

Wilmington Small-Cap Value Fund                                 Institutional
                                                                Investor

Wilmington ETF Allocation Fund                                  Institutional
                                                                Investor

Wilmington Tax-Managed Cap-Free Fund                            Institutional
                                                                Investor

PROFESSIONAL FUNDS DISTRIBUTOR, LLC

By:    ____________________

Name:  ____________________

Title: ____________________


WT MUTUAL FUND

By:    ____________________

Name:  ____________________

Title: ____________________